UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 27, 2004

DNB Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16667	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, PA		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(610) 269-1040

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 8.01. Other Events.

On August 27, 2004, DNB Financial Corporation announced that its Board of Directors declared a $0.13 cash dividend per share on its common stock and have increased the stock buy-back program from 175,000 shares to 325,000 shares. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibit 99 DNB Financial Corporation press release dated August 27, 2004.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB Financial Corporation (Registrant)

August 27, 2004	By:	Henry F. Thorne

Name: Henry F. Thorne
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

EX-99	Press Release, dated August 27, 2004